UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05348

The Thai Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	June 30, 2015

Item 1 - Report to Shareholders

The Thai Fund, Inc.

Directors

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

Nancy C. Everett

Jakki L. Haussler

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairperson of the Board

John H. Gernon

President and Principal
Executive Officer

Stefanie V. Chang Yu

Chief Compliance Officer

Joseph C. Benedetti

Vice President

Francis J. Smith

Treasurer and Principal
Financial Officer

Mary E. Mullin

Secretary

Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company

23 Church Street

16-01 Capital Square, Singapore 049481

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

211 Quality Circle, Suite 210

College Station, Texas 77845

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2015 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
Investment Management Inc.
Adviser

The Thai Fund, Inc.
NYSE: TTF

Semi-Annual Report

June 30, 2015

CETTFSAN
1263216 Exp 8.31.16

The Thai Fund, Inc.

June 30, 2015

Table of Contents

Letter to Stockholders	3
Investment Advisory Agreement Approval	6
Portfolio of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Portfolio Management	23
Investment Policy	24
Dividend Reinvestment and Cash Purchase Plan	27
U.S. Privacy Policy	28

The Thai Fund, Inc.

June 30, 2015

Letter to Stockholders (unaudited)

Performance

For the six months ended June 30, 2015, The Thai Fund, Inc. (the "Fund") had total returns of -2.38%, based on net asset value, and -6.95% based on market value per share (including reinvestment of distributions), compared to its benchmark, the Stock Exchange of Thailand (SET) Total Return Index (the "Index")*, expressed in U.S. dollars which returned -0.31%. On June 30, 2015, the closing price of the Fund's shares on the New York Stock Exchange was $8.29, representing a 12.3% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  After a strong performance in 2014, Thai equity markets have remained fairly flat in the first six months of 2015 in U.S. dollar terms. While some of the smaller sectors within the Index such as information technology and health care, posted strong returns of 20.12% and 18.01%, respectively, the gains were offset by the underperformance of larger sectors, such as financials, energy and consumer staples, which returned -7.05%, -6.11% and -4.41%, respectively.i

•  Despite politics retreating from the headlines in the second half of 2014, the Thai economy barely grew, and registered gross domestic product (GDP) growth for the full year 2014 at a mere 0.7%, as reported in early 2015.ii There were several contributing factors, including the slow recovery of sentiment following political uncertainty in the first half, general fiscal tightening, slow domestic demand and lackluster global growth which limited export expansion. The impact of the initial short-term measures taken by the government, such as payments to rice farmers and corporate tax reductions, wore off as the year unfolded.

•  In the past few months, not much has changed on the ground. The priority of the military government continues to be politics and stability, but, at the margin, we have seen some limited policy moves to try and help the economy.

•  Thailand has been, and continues to be a relative beneficiary of lower oil prices since late 2014, and tourism rebounded strongly since the lifting of martial law, but these factors are not enough to drive significant growth in our view. We expect GDP growth to be in the range of roughly 3% to 4% for 2015 off the low base of last year's anemic growth.

•  Domestic demand in Thailand remains lackluster. Household debt levels continue to weigh on consumption and the late arrival of the rainy season has delayed crop planting such that it could negatively impact rural incomes. Private investment has also been slow as corporations adopt a "wait and see" approach to capital expenditures. Goods exports remain weak in the light of slow global macroeconomic growth.

•  Having said that, we believe the Thai economy still has decent support, in the form of a strengthening current account surplus, low unemployment, high foreign reserves and manageable public debt. The current account balance has strengthened because oil and other imports have declined. Tourism also continues to be the bright spot for the economy, with year-to-date arrivals up 20% and hotel bookings improving strongly.iii

The Thai Fund, Inc.

June 30, 2015

Letter to Stockholders (unaudited) (cont'd)

•  Since the start of the year, the Bank of Thailand has cut the benchmark interest rate twice, by 25 basis points each, to 1.5%iv. In response, the Thai baht weakened by 2.8% versus the U.S. dollar year-to-date through June 30, 2015, which should help exports.iv Inflation has been very contained, such that the Bank of Thailand could cut rates further if necessary.

•  Looking forward into the rest of 2015, the implementation of infrastructure is critical to stimulate growth, as well as create a platform for the longer-term growth in the Thai economy. Key projects such as mass transit, double tracking of its rail system and upgrading of the airport have already been identified, and could come through incrementally. We would need to closely track the progress of infrastructure investments in the coming months.

•  On the political front, a new draft constitution was proposed in May 2015. There are some contentious points in the charter, which could require a referendum. Based on our understanding, the referendum could be held in early 2016, and general elections could be delayed to the second half of 2016 or beyond.

•  At present, the Thai equity market is trading at approximately 15x estimated 2015 earnings, which is at the upper end of its historical valuation range, according to our research. As such, we are being more selective with investment opportunities in Thailand.

•  During the reporting period, both sector allocation and stock selection detracted from performance. From a sector perspective, overweight exposure to the industrials sector was a positive relative contributor. However, underweight exposures to the materials and energy sectors, together with an overweight exposure to the consumer discretionary sector, hurt performance. At the stock level, active weights in energy stocks bolstered performance. However, this was offset by negative stock selection from active exposure to consumer staples, financials and telecommunication services stocks.

Management Strategies

•  As of the end of the period, the Fund had overweight exposures to the industrials, consumer discretionary, utilities and telecommunication services sectors, while maintaining underweight exposures to the materials, energy, consumer staples, financials, health care and information technology sectors.

•  The Fund seeks long-term capital appreciation and integrates top-down sector allocation and bottom-up stock selection with a growth bias. The team utilizes a rigorous fundamental research approach that considers dynamics, valuation, and sentiment and focuses on companies with strong management and solid earnings.

The Thai Fund, Inc.

June 30, 2015

Letter to Stockholders (unaudited) (cont'd)

Sincerely,

John H. Gernon
President and Principal Executive Officer  July 2015

*The Stock Exchange of Thailand (SET) Total Return Index is a composite index which represents the aggregate price movement for all common stocks traded on the SET. The Total Return Index measures market performance, including price movements (capital gain/loss), rights offered to current shareholders allowing them to purchase additional shares, usually at a discount to market price (rights offering), and income from gross dividend payments (dividends) assuming they are reinvested in securities. The index is calculated in U.S. dollars. It is not possible to invest directly in an index.

i Securities Exchange of Thailand, FactSet

ii GDP data from Bloomberg L.P., December 31, 2014

iii CLSA Research

iv Bloomberg L.P., June 30, 2015

The Thai Fund, Inc.

June 30, 2015

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Sub-Adviser together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2014, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board also noted that the Fund outperformed its benchmark index for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects

The Thai Fund, Inc.

June 30, 2015

Investment Advisory Agreement Approval (unaudited) (cont'd)

economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

The Thai Fund, Inc.

June 30, 2015

Portfolio of Investments (unaudited)

	Shares	Value (000)
COMMON STOCKS (94.8%)
Banks (12.6%)
Bangkok Bank PCL NVDR	472,150	$2,488
Kasikornbank PCL NVDR	1,335,300	7,472
Siam Commercial Bank PCL (The) (Foreign)	1,041,600	4,796
		14,756
Chemicals (1.8%)
Indorama Ventures PCL (Foreign)	2,630,900	2,162
Construction & Engineering (15.0%)
CH. Karnchang PCL (Foreign)	11,445,192	9,234
Sino Thai Engineering & Construction PCL (Foreign)	12,007,685	8,283
		17,517
Consumer Finance (2.6%)
Aeon Thana Sinsap Thailand PCL (Foreign)	1,110,000	3,097
Food & Staples Retailing (4.0%)
Big C Supercenter PCL NVDR	815,200	4,658
Hotels, Restaurants & Leisure (4.6%)
Minor International PCL (Foreign)	6,101,906	5,420
Independent Power Producers & Energy Traders (4.5%)
Electricity Generating PCL (Foreign)	585,500	2,661
Glow Energy PCL (Foreign)	1,008,300	2,545
		5,206
Marine (0.4%)
Precious Shipping PCL (Foreign)	1,576,200	420
Media (5.6%)
BEC World PCL (Foreign)	655,100	727
Major Cineplex Group PCL (Foreign)	5,836,950	5,833
		6,560
Oil, Gas & Consumable Fuels (6.9%)
PTT PCL (Foreign)	757,000	8,046
Pharmaceuticals (4.0%)
Mega Lifesciences PCL (Foreign)	8,591,800	4,732
Real Estate Management & Development (10.6%)
AP Thailand PCL (Foreign)	9,758,056	2,080
Central Pattana PCL (Foreign)	1,112,800	1,565
Land and Houses PCL (Foreign)	19,734,840	5,171
LPN Development PCL (Foreign)	2,206,200	1,150
Pruksa Real Estate PCL (Foreign)	3,273,600	2,447
		12,413
	Shares	Value (000)
Textiles, Apparel & Luxury Goods (0.0%)
Thai Rung Textile Co., Ltd. (a)(b)(c)(d)	958	$—
Transportation Infrastructure (8.6%)
Airports of Thailand PCL (Foreign)	1,122,700	10,072
Wireless Telecommunication Services (13.6%)
Advanced Info Service PCL (Foreign)	1,613,700	11,466
Total Access Communication PCL (Foreign)	1,822,700	4,493
		15,959
TOTAL COMMON STOCKS (Cost $73,931)		111,018
SHORT-TERM INVESTMENT (1.1%)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note E) (Cost $1,232)	1,232,377	1,232
TOTAL INVESTMENTS (95.9%) (Cost $75,163)		112,250
OTHER ASSETS IN EXCESS OF LIABILITIES (4.1%)		4,768
NET ASSETS (100.0%)		$117,018

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at June 30, 2015.

(c)  Restricted security not registered under the Securities Act of 1933. Acquired 4/89 at a cost of $49,000. At June 30, 2015, this security had a market value of $0, representing 0.0% of net assets.

(d)  At June 30, 2015, the Fund held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

NVDR  Non-Voting Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

The Thai Fund, Inc.

June 30, 2015

Portfolio of Investments (unaudited) (cont'd)

Portfolio Composition

Classification	Percentage of Total Investments
Other*	24.0%
Construction & Engineering	15.6
Wireless Telecommunication Services	14.2
Banks	13.1
Real Estate Management & Development	11.1
Transportation Infrastructure	9.0
Oil, Gas & Consumable Fuels	7.2
Media	5.8
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

The Thai Fund, Inc.

June 30, 2015

Financial Statements

Statement of Assets and Liabilities	June 30, 2015 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $73,931)	$111,018
Investment in Security of Affiliated Issuer, at Value (Cost $1,232)	1,232
Total Investments in Securities, at Value (Cost $75,163)	112,250
Foreign Currency, at Value (Cost $6,598)	6,543
Receivable from Affiliate	—	@
Other Assets	31
Total Assets	118,824
Liabilities:
Dividends Declared	1,640
Payable for Advisory Fees	74
Payable for Custodian Fees	35
Payable for Professional Fees	30
Payable for Administration Fees	4
Payable for Stockholder Servicing Agent Fees	1
Other Liabilities	22
Total Liabilities	1,806
Net Assets
Applicable to 12,378,167 Issued and Outstanding $0.01 Par Value Shares (30,000,000 Shares Authorized)	$117,018
Net Asset Value Per Share	$9.45
Net Assets Consist of:
Common Stock	$124
Paid-in-Capital	73,885
Accumulated Undistributed Net Investment Income	1,239
Accumulated Net Realized Gain	4,667
Unrealized Appreciation (Depreciation) on:
Investments	37,158
Foreign Currency Translations	(55)
Net Assets	$117,018

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Thai Fund, Inc.

June 30, 2015

Financial Statements (cont'd)

Statement of Operations	Six Months Ended June 30, 2015 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $212 of Foreign Taxes Withheld)	$1,954
Dividends from Security of Affiliated Issuer (Note E)	— @
Total Investment Income	1,954
Expenses:
Advisory Fees (Note B)	469
Custodian Fees (Note D)	59
Administration Fees (Note C)	51
Professional Fees	51
Stockholder Reporting Expenses	23
Stockholder Servicing Agent Fees	4
Directors' Fees and Expenses	2
Other Expenses	74
Total Expenses	733
Waiver of Administration Fees (Note C)	(24)
Rebate from Morgan Stanley Affiliate (Note E)	(— @)
Net Expenses	709
Net Investment Income	1,245
Realized Loss:
Investments Sold	(7,966)
Foreign Currency Transactions	(131)
Net Realized Loss	(8,097)
Change in Unrealized Appreciation (Depreciation):
Investments	1,537
Foreign Currency Translations	(1)
Net Change in Unrealized Appreciation (Depreciation)	1,536
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(6,561)
Net Decrease in Net Assets Resulting from Operations	$(5,316)

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Thai Fund, Inc.

June 30, 2015

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended June 30, 2015 (unaudited) (000)	Year Ended December 31,2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,245	$2,645
Net Realized Gain (Loss)	(8,097)	12,182
Net Change in Unrealized Appreciation (Depreciation)	1,536	16,478
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,316)	31,305
Distributions from and/or in Excess of:
Net Investment Income	(1,640)	(7,269)
Net Realized Gain	(35,254)	(110,139)
Total Distributions	(36,894)	(117,408)
Capital Share Transactions:
Repurchase of Shares (172,493 and 281,019 shares)	(1,498)	(3,308)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,498)	(3,308)
Total Decrease	(43,708)	(89,411)
Net Assets:
Beginning of Period	160,726	250,137
End of Period (Including Accumulated Undistributed Net Investment Income of $1,239 and $1,634)	$117,018	$160,726

The accompanying notes are an integral part of the financial statements.

The Thai Fund, Inc.

June 30, 2015

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30, 2015		Year Ended December 31,
	(unaudited)		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.81		$19.49	$22.76	$14.29	$14.79	$10.60
Net Investment Income†	0.10		0.21	0.47	0.32	0.25	0.34
Net Realized and Unrealized Gain (Loss)	(0.54)		2.24	(2.87)	8.70	(0.31)	4.40
Total from Investment Operations	(0.44)		2.45	(2.40)	9.02	(0.06)	4.74
Distributions from and/or in excess of:
Net Investment Income	(0.13)		(0.57)	(0.15)	(0.27)	(0.25)	(0.28)
Net Realized Gain	(2.81)		(8.59)	(0.78)	(0.28)	(0.29)	(0.27)
Total Distributions	(2.94)		(9.16)	(0.93)	(0.55)	(0.54)	(0.55)
Anti-Dilutive Effect of Share Repurchase Program	0.02		0.03	—	—	0.10	—
Anti-Dilutive Effect of Tender Offer	—		—	0.06	—	—	—
Net Asset Value, End of Period	$9.45		$12.81	$19.49	$22.76	$14.29	$14.79
Per Share Market Value, End of Period	$8.29		$11.79	$18.15	$19.95	$12.26	$12.80
TOTAL INVESTMENT RETURN:
Market Value	(6.95	)%#	30.16%	(5.10)%	67.10%	(0.43)%	50.04%
Net Asset Value(1)	(2.38	)%#	31.70%	(10.59)%	63.41%	0.44%	46.06%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$117,018		$160,726	$250,137	$343,536	$215,794	$235,065
Ratio of Expenses to Average Net Assets(2)	1.11	%+*	1.01%+	0.99%+	1.46%+	1.99%+	1.59%+
Ratio of Net Investment Income to Average Net Assets(2)	1.95	%+*	1.51%+	1.89%+	1.71%+	1.67%+	2.75%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	8	%#	13%	85%	4%	10%	11%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.15	%*	1.05%	1.04%	1.53%	2.06%	1.63%+
Ratio of Net Investment Income to Average Net Assets	1.91	%*	1.47%	1.84%	1.64%	1.60%	2.71%+

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

The Thai Fund, Inc.

June 30, 2015

Notes to Financial Statements (unaudited)

The Thai Fund, Inc. (the "Fund") was incorporated on June 10, 1987 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund applies investment company accounting and reporting guidance. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities of companies organized under the laws of the Kingdom of Thailand. To the extent that the Fund invests in derivative instruments that the adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-adviser, Morgan Stanley Investment Management Company (the "Sub-Adviser"), believe have economic characteristics similar to equity securities of companies organized under the laws of the Kingdom of Thailand, such investments will be counted for purposes of meeting the Fund's investment objective. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (7) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

The Thai Fund, Inc.

June 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The

Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this

The Thai Fund, Inc.

June 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$9,960	$4,796	$—	$14,756
Chemicals	—	2,162	—	2,162
Construction & Engineering	—	17,517	—	17,517
Consumer Finance	—	3,097	—	3,097
Food & Staples Retailing	4,658	—	—	4,658
Hotels, Restaurants & Leisure	—	5,420	—	5,420
Independent Power Producers & Energy Traders	—	5,206	—	5,206
Marine	—	420	—	420
Media	—	6,560	—	6,560
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Oil, Gas & Consumable Fuels	$—	$8,046	$—		$8,046
Pharmaceuticals	—	4,732	—		4,732
Real Estate Management & Development	—	12,413	—		12,413
Textiles, Apparel & Luxury Goods	—	—	—	†	—	†
Transportation Infrastructure	—	10,072	—		10,072
Wireless Telecommunication Services	—	15,959	—		15,959
Total Common Stocks	14,618	96,400	—	†	111,018	†
Short-Term Investment
Investment Company	1,232	—	—		1,232
Total Assets	$15,850	$96,400	$—	†	$112,250	†

†  Includes one security which is valued at zero.

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2015, securities with a total value of approximately $14,619,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2014 were valued using unadjusted quoted prices at June 30, 2015.

The Thai Fund, Inc.

June 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

  Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2015	$—

†  Includes one security which was valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Thai baht are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in Thailand which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. In general, Thai equity securities may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, Thai equity securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

  Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign

The Thai Fund, Inc.

June 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Stockholders: Dividend income and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at the annual rate based on the average weekly net assets as follows:

First $50 million	Next $50 million	Over $100 million
0.90%	0.70%	0.50%

For the six months ended June 30, 2015, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.73% of the Fund's average daily net assets.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Thai Fund, Inc.

June 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the six months ended June 30, 2015, approximately $24,000 of administration fees were waived pursuant to this arrangement.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Security Transactions and Transactions with Affiliates: For the six months ended June 30, 2015, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $10,255,000 and $45,905,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2015.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2015, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value June 30, 2015 (000)
$344	$29,963	$29,075	$—	@	$1,232

@  Amount is less than $500.

During the six months ended June 30, 2015, the Fund incurred approximately $3,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, for portfolio transactions executed on behalf of the Fund.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

F.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income

The Thai Fund, Inc.

June 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-term Capital Gain (000)	Ordinary Income (000)	Long-term Capital Gain (000)
$7,269	$110,139	$1,862	$9,968

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, and a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Accumulated Undistributed Net Investment Income (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$(1,006)	$1,212	$(206)

At December 31, 2014, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$1,640	$—

At June 30, 2015, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $42,212,000 and the aggregate gross unrealized depreciation is approximately $5,125,000 resulting in net unrealized appreciation of approximately $37,087,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2014, the Fund deferred to

The Thai Fund, Inc.

June 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

January 1, 2015 for U.S. Federal income tax purposes the following losses:

Post-October Currency And Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$101

G.  Other: On February 7, 2011, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their NAV. During the six months ended June 30, 2015, the Fund repurchased 172,493 of its shares at an average discount of 12.08% from NAV. Since the inception of the program, the Fund has repurchased 3,512,456 of its shares at an average discount of 12.96% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

H.  Results of Annual Meeting of Stockholders: On June 16, 2015, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Michael Bozic	5,186,991	4,032,705
Nancy C. Everett	8,720,354	499,343
Michael F. Klein	5,186,125	4,033,572
W. Allen Reed	5,186,477	4,033,219

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im. The Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month-end. You may obtain copies of the Fund's monthly website postings, by calling toll free 1(800) 231-2608.

The Thai Fund, Inc.

June 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

The Thai Fund, Inc.

June 30, 2015

Portfolio Management (unaudited)

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Munib Madni and Samuel Rhee, both are Managing Directors of the Sub-Adviser.

Mr. Madni has been associated with the Sub-Adviser in an investment management capacity since February 2005 and began managing the Fund in August 2008. Mr. Rhee has been associated with the Sub-Adviser in an investment management capacity since July 2005 and began managing the Fund in December 2012.

The Thai Fund, Inc.

June 30, 2015

Investment Policy (unaudited)

Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is

The Thai Fund, Inc.

June 30, 2015

Investment Policy (unaudited) (cont'd)

additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets,

The Thai Fund, Inc.

June 30, 2015

Investment Policy (unaudited) (cont'd)

which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

The Thai Fund, Inc.

June 30, 2015

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Thai Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842
1(800) 231-2608

The Thai Fund, Inc.

June 30, 2015

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information

The Thai Fund, Inc.

June 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by

The Thai Fund, Inc.

June 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday–Friday between 8:30a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to

The Thai Fund, Inc.

June 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an Affiliated Company Becomes a Nonaffiliated Third Party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
JAN 2015	—	—	N/A	N/A
FEB 2015	26,476	—	N/A	N/A
MARCH 2015	21,181	—	N/A	N/A
APRIL 2015	21,192	—	N/A	N/A
MAY 2015	36,409	—	N/A	N/A
JUNE 2015	67,235	—	N/A	N/A
Total	172,493	—	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Thai Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 19, 2015

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 19, 2015